Supplement Dated December 23, 2008

To

Prospectuses Dated April 28, 2008 or Later

This supplement is intended for distribution with prospectuses dated April 28, 2008 or later for variable life insurance contracts issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Medallion Executive Variable Life	VUL Accumulator
Medallion Executive Variable Life II	EPVUL
Medallion Executive Variable Life III	Accumulation VUL
Majestic Variable Universal Life	VUL Protector
Majestic Variable Universal Life 98	SPVL
Variable Master Plan Plus	Survivorship VUL
Majestic Variable COLI	Protection Variable Universal Life
Variable Estate Protection	Majestic Performance VUL
Majestic Variable Estate Protection	Survivorship Variable Universal Life
Majestic Variable Estate Protection 98	Majestic Survivorship VULX
Variable Estate Protection Plus	Majestic VULX
Variable Estate Protection Edge	Corporate VUL
Performance Survivorship Variable Universal Life	Majestic VCOLIX
Majestic Performance Survivorship Variable Universal Life	Annual Premium Variable Life
Performance Executive Variable Life	Medallion Variable Life
Medallion Variable Universal Life Plus	eVariable Life
Medallion Variable Universal Life Edge	Flex V1
Medallion Variable Universal Life Edge II	Flex V2

Portfolio Annual Expenses

We amend the disclosure immediately preceding the table of Portfolio Annual Expenses by inserting the following paragraph:

As noted in the footnotes to the table, for certain portfolios John Hancock Investment Management Services, Inc. (the “Adviser”) has agreed to waive its portion of its fees or reimburse the portfolio for expenses when, and to the extent that, the net operating expenses exceed an agreed upon expense limitation. Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

Table of Investment Options and Investment Subadvisers

Effective after the close of business on December 19, 2008, we amend and restate the following disclosure under the Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective and Strategy
Classic Value	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The subadviser believes that income can contribute significantly to total return over time and expects the portfolio’s yield to exceed that of the S&P 500 Index.* Dividends can also help reduce the portfolio’s volatility during periods of market turbulence and help offset losses when stock prices are falling.

Core Equity	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Small Cap Opportunities	Invesco AIM Capital Management, Inc. (“AIM”) & Dimensional Fund Advisors, LP. (“DFA”)

To seek long-term capital appreciation. Under normal market conditions, AIM invests at least 80% of the AIM subadvised assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, no larger than the largest capitalized company included in the Russell 2000 Index* during the most recent 11 month period (based on month-end data) plus the most recent data during the current month.

To seek long-term capital appreciation. DFA generally will invest the DFA subadvised assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the-counter market that DFA determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book to market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. Currently, DFA considers for investment companies whose market capitalizations are generally smaller than the 500th largest U.S. company. DFA uses a market capitalization weighted approach in weighing portfolio securities.

Small Company	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Table of Investment Options and Investment Subadvisers

Effective after the close of business on January 9, 2008, we amend and restate the following disclosure under the Table of Investment Options and Investment Subadvisers:

Mid Cap Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

One or more of the portfolios listed above may not be available to you. You should consult your current prospectus to verify which investment accounts are currently available under your policy.

If you need additional information, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.